UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2014

Sirona Dental Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22673 (Commission File Number)	11-3374812 (IRS Employer Identification No.)
30-30 47th Avenue, Suite 500 Long Island City, New York (Address of principal executive offices)	11101 (Zip code)

Registrant’s telephone number, including area code:
(718) 937-5765

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Accounting Officer

Effective June 1, 2014, Mr. Stephan Mitsdörffer was appointed as chief accounting officer of the Company. Mr. Mitsdörffer, age 45, has been employed by the Company since January 2007, serving as Vice President Finance until his appointment to his current position. Mr. Mitsdörffer is a Certified Public Accountant and holds a Bachelor of Commerce from the University of Queensland, Australia.

Mr. Mitsdörffer does not have any material relationship with any director or executive officer of the Company, the Company or its affiliates and has no family relationships with any directors or officers of the Company. There are no arrangements or understandings between Mr. Mitsdörffer and any other person pursuant to which he was appointed as an officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2014	SIRONA DENTAL SYSTEMS, INC.

	By:	/s/ Jonathan Friedman
Name: Jonathan Friedman Title: Secretary and General Counsel